Exhibit 99.2

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 2, 2021, by and between Sanofi, a French société anonyme (“Parent”), and the undersigned stockholders (collectively, the “Stockholder”) of Translate Bio, Inc., a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, the Company, Parent and Vector Merger Sub, Inc., a Delaware corporation (“Purchaser”) have entered into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, among other things, (i) Purchaser will commence a cash tender offer (as it may be amended from time to time as permitted under the Merger Agreement, the “Offer”) to acquire all of the outstanding shares of common stock of the Company (the “Company Common Stock”) and, following the completion of the Offer, (ii) Purchaser will be merged with and into the Company, the separate corporate existence of Purchaser will thereupon cease and the Company will continue as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, the Stockholder or its affiliates (which term shall be understood, with respect to an individual, to include the immediate family members of such individual) is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) of that number of Shares set forth on the signature page of this Agreement; and

WHEREAS, as a condition and inducement to the willingness of the Company and Parent to enter into the Merger Agreement, the Stockholder (in the Stockholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof, (ii) the Effective Time, (iii) the date of any material modification, material waiver or material amendment to any provision of the Merger Agreement or (iv) a Company Adverse Change Recommendation.

(b) “Shares” shall mean (i) all shares of capital stock of the Company (including the Company Common Stock) beneficially owned by the Stockholder or its affiliates as of the date hereof and (ii) all additional shares of capital stock of the Company (including the Company Common Stock) which the Stockholder or its affiliates acquires beneficial ownership of during the period from the date of this Agreement through the Expiration Date (including by way of exercise of any convertible or derivative security, stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like), including shares of Company Common Stock acquired through the exercise of Company Options.

(c) A Person shall be deemed to have effected a “Transfer” of a Share if such Person directly or indirectly (i) sells, pledges, encumbers, hypothecates, assigns, grants an option with respect to (or otherwise enters into a hedging arrangement with respect to), transfers, tenders or disposes (by merger, by testamentary disposition, by operation of law or otherwise) of such Share or any interest in or right to such Share, (ii) deposits any Share into a voting trust or enters into a voting agreement or arrangement or grants any proxy or power of attorney with respect thereto that is inconsistent with this Agreement or (iii) agrees or commits (whether or not in writing) to take any of the actions referred to in the foregoing clause (i) or (ii).

2. Transfer Restrictions. The Stockholder agrees that from the date hereof until the Expiration Date, the Stockholder shall not Transfer (or cause, permit or commit to the Transfer of) any of the Shares, or enter into any agreement relating thereto, except (i) transferring Shares to affiliates, provided that, as a condition to such Transfer, the recipient agrees to be bound by this Agreement, (ii) transferring Shares to any custodian or nominee for the purpose of holding such Shares for the account of the Stockholder or its affiliates, (iii) in connection with the tender of Shares in the Offer as provided hereunder and under the Merger Agreement or (iv) with Parent’s prior written consent and in Parent’s sole discretion (such exceptions set forth in sections (i), (ii), (iii) and (iv), referred to as “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of Shares in breach or violation of this Agreement shall be void and of no force or effect.

3. Agreement to Tender. Subject to the terms of this Agreement, the Stockholder agrees to validly tender or cause to be tendered in the Offer all of the Stockholder’s Shares pursuant to and in accordance with the terms of the Offer, free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of the Stockholder in respect of such Shares, except as provided hereunder or pursuant to any applicable restrictions on transfer under applicable securities laws. Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than 8 business days after, the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of the Offer (or, if later, the date of delivery of the letter of transmittal with respect to the Offer or with respect to shares held in “street name” delivery of materials from the applicable nominee or broker providing executable instructions regarding tendering into the Offer), the Stockholder shall (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to the Stockholder’s Shares complying with the terms of the Offer, (ii) a Certificate (or effective affidavits of loss in lieu thereof) representing such Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of a Book-Entry Share, and/or (iii) all other documents or instruments required to be delivered by stockholders of the Company pursuant to the terms of the Offer or (b) instruct the Stockholder’s broker or such other Person that is the holder of record of any Shares beneficially owned by the Stockholder to tender such Shares pursuant to and in accordance with clause (a) of this Section 3 and the terms of the Offer. The Stockholder agrees that, once any of the Stockholder’s Shares are tendered, the Stockholder will not withdraw any of such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 11. The Stockholder shall notify Parent as promptly as practicable (and in any event within 48 hours after receipt) in writing of the number of any additional shares of Company Common Stock of which such Stockholder acquires beneficial or record ownership on or after the date hereof.

4. Agreement to Vote Shares.

(a) From the date hereof until the Expiration Date, at every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company, the Stockholder (in the Stockholder’s capacity as such) agrees to (x) appear at each such meeting or otherwise cause all such Shares to be counted as present thereat for purpose of determining a quorum, and (y) be present (in person or by proxy) and, unconditionally and irrevocably, vote, or to direct the holder of record on any applicable record date to vote, all Shares that are then-owned by the Stockholder and entitled to vote, or act by written consent:

(i) in favor of the adoption of the Merger Agreement, and in favor of any other matters presented or proposed as to approval of the Offer, the Merger or any part or aspect thereof or any other transactions contemplated by the Merger Agreement;

(ii) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Offer or the Merger or any other transactions contemplated by the Merger Agreement;

(iii) against any of the following actions (other than those actions that relate to the Offer, the Merger or any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its subsidiaries, (B) any sale, lease or transfer of a material amount of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or any of its subsidiaries, or the corporate structure of the Company or any of its subsidiaries or other change in the Company’s organizational documents, (E) any Acquisition Proposal or (F) any other action that would reasonably be expected to materially, impede, interfere with, delay, postpone, discourage or adversely affect the Offer, the Merger or any other transactions contemplated by the Merger Agreement;

(iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement; and

(v) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Offer or the Merger.

Until the Stockholder’s Shares are accepted for purchase in the Offer, the Stockholder shall retain at all times the right to vote its Shares in its sole discretion and without any other limitation on any matters other than those set forth in clauses (i) through (v), above, that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

(b) The Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 4.

5. No Solicitation. From the date hereof until the Expiration Date, the Stockholder shall, and shall instruct its Representatives with which the Stockholder has had contact regarding the Offer to, cease any direct or indirect solicitation, encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal, and the Stockholder shall not and shall direct such Representatives not to (i) continue any direct or indirect solicitation, knowing encouragement, knowing facilitation (including by way of providing non-public information), discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal and (ii) directly or indirectly, (A) solicit, initiate or knowingly facilitate or knowingly encourage (including by way of furnishing non-public information) any inquiries regarding, or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, (B) engage in, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any other Person any non-public information in connection with or for the purpose of knowingly encouraging or facilitating, an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal or (C) enter into any letter of intent, acquisition agreement, agreement in principle or similar agreement with respect to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal; in each case, except to the extent that at such time the Company is permitted to take any such action pursuant to the Merger Agreement.

6. Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to Parent as follows:

(a) Power; Organization; Binding Agreement. The Stockholder has full power and authority (or capacity, in the case of Stockholders that are natural persons) to execute and deliver this Agreement, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. In the case of Stockholders that are not natural persons, such Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction). This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except as the federal securities laws may require that a tender offer permit withdrawal.

(b) No Conflicts. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which the Stockholder is a party or by which the Stockholder may be bound, including any voting agreement or voting trust, (ii) violate any law or order applicable to the Stockholder or (iii) violate the constituent or organizational document of such Stockholder, in the case of Stockholders that are not natural persons, except, in each case, as would not prevent or materially delay such Stockholder from performing such Stockholder’s obligations under this Agreement.

(c) Ownership of Shares. The Stockholder, together with its affiliates, (i) is the sole beneficial owner of the shares of capital stock of the Company set forth on the signature page of this Agreement, all of which are free and clear of any lien (except any lien arising under securities laws or arising hereunder) and (ii) except as set forth on the signature page to this Agreement, does not own, beneficially or otherwise, any other interests in, options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company other than as set forth on the signature page of this Agreement.

(d) Voting Power. The Stockholder, together with its affiliates, have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and arising under the terms of this Agreement.

(e) No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his or her capacity as such.

(f) Reliance by Parent. The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

(g) Absence of Litigation. With respect to the Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (including any Shares of the Stockholder) that would reasonably be expected to prevent or materially delay or impair the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder’s ability to perform its obligations hereunder.

7. Disclosures.

(a) The Stockholder shall permit and hereby authorizes the Company and Parent to disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company and Parent, as applicable, reasonably determines to be necessary in connection with the Offer, the Merger and any transactions related the Offer or the Merger, in each case the Stockholder’s identity and ownership of Shares, the existence of this Agreement, and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent or the Company reasonably determines is required to be disclosed by law, and the Stockholder acknowledges that Parent may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. The Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, Parent shall, and shall cause the Company to, provide the Stockholder with advance notice and an opportunity to review any such publication, and will implement any reasonable comments made by the Stockholder.

(b) The Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld), except as may be required by applicable law (provided, that other than in the case of an amendment to a Schedule 13D or 13G that discloses this Agreement, reasonable notice of any such disclosure will be provided to Parent).

8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to the Stockholder.

9. Further Assurances. Subject to the terms and conditions of this Agreement, upon the reasonable request of the Company, the Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement.

10. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares of the Stockholder (and that this Agreement places limits on the voting and transfer of such Shares). The Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Shares on the books of the Company in violation of this Agreement.

11. Termination. This Agreement, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 11 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any willful breach of this Agreement prior to such termination, provided that in no event shall the Stockholder’s liability for monetary damages exceed the value of the aggregate consideration to which it would be entitled pursuant to the Merger Agreement. This Section 11 and Sections 1 and 12 (as applicable) shall survive any termination of this Agreement.

12. Miscellaneous.

(a) Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect. In the event any Governmental Body of competent jurisdiction holds in a final judgment that any provision of this Agreement to be null, void or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to deliver an amendment to this Agreement in order to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect; provided, that Parent may assign this Agreement to any of its affiliates (provided, that (a) such assignment shall not impede or delay the consummation of the Transactions or otherwise impede the rights of the Stockholder hereunder and (b) no such assignment or pledge shall relieve Parent of its obligations hereunder).

(c) Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

(d) Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent shall be irreparably harmed for which monetary damage, even if available, would not be an adequate remedy, and that there shall be no adequate remedy at law for a breach of any of the covenants or agreements of the Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such breach (or threatened breach), Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described herein without proof of damages or otherwise. Any and all remedies herein expressly conferred upon Parent will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon Parent, and the exercise by Parent of any one remedy will not preclude the exercise of any other remedy. The Stockholder acknowledges and agrees that the right of specific performance is an integral part of the Transactions and without that right, neither the Company nor Parent would have entered into this Agreement. The Stockholder agrees that it shall not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties hereto have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this paragraph shall not be required to provide any bond or other security in connection with any such order or injunction.

(e) Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) two business days after being sent by registered mail or by courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the business day following the date of transmission; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such Party below (or to such other physical address or email address as such Party shall have specified in a written notice given to the other Parties hereto):

(i) if to Parent, at the address set forth in Section 9.8 of the Merger Agreement (with a copy, which shall not constitute notice, to the party to receive a copy pursuant to Section 9.8 of the Merger Agreement at the address set forth therein) and (ii) if to the Stockholder, at the address set forth on Exhibit A hereto.

(f) No Waiver. The failure or delay of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by the other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(g) No Third Party Beneficiaries. This Agreement is not intended to confer and does not confer upon any Person other than the parties hereto any rights, benefits or remedies hereunder.

(h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive laws of any jurisdiction other than the State of Delaware.

(i) Submission to Jurisdiction. In any action or proceeding arising out of or relating to this Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware (it being agreed that the consents to jurisdiction and venue set forth in herein shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto); and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with the notice provision of this Agreement. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(j) Rules of Construction. The parties hereto hereby waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(k) Entire Agreement. This Agreement contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof.

(l) Interpretation.

(i) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(iii) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to sections of this Agreement and Exhibits, Annexes or Schedules to this Agreement. Any references to (1) any contract (including this Agreement) are to the contract as amended, modified, supplemented, restated or replaced from time to time (in the case of contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement);

(2) any Governmental Body include any successor to that Governmental Body; and (3) any applicable Legal Requirement refers to such applicable Legal Requirement as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Legal Requirement or other law include any successor to such section.

(m) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses, whether or not the Offer or the Merger is consummated.

(n) Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the Parties to the terms and conditions of this Agreement.

(o) No Agreement Until Executed. Irrespective of negotiations between the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties hereto unless and until (i) each of the Parent and the Company Boards, as applicable, has approved, for purposes of any applicable anti-takeover laws and regulations, the transactions contemplated by the Merger Agreement, (ii) the Merger Agreement is executed by all parties thereto and (iii) this Agreement is executed and delivered by each party hereto.

13. No Exercise of Appraisal Rights. The Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights, including pursuant to Section 262 of the DGCL, in respect of such Shares that may arise in connection with the Offer or the Merger.

14. No Limitation. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in the Stockholder’s capacity as a director, officer or employee of the Company, as applicable. Nothing in this Agreement shall be construed to prohibit the Stockholder or any of the Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action (or failure to act) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in his or her capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

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IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

SANOFI

By	/s/ Karen Linehan
Name: Karen Linehan
Title: Executive Vice President, Legal Affairs and General Counsel

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

/s/ Ronald C. Renaud, Jr.
Ronald C. Renaud, Jr.

Shares beneficially owned as of the date hereof:

503,231 shares of Company Common Stock

Company Stock Options beneficially owned as of the date hereof pursuant to which 2,511,005 shares of Company Common Stock are subject to issuance.

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

THE RONALD C. RENAUD, JR. TRUST—2007

By	/s/ Ronald C. Renaud, Jr.
Name: Ronald C. Renaud, Jr.
Title: Trustee

Shares beneficially owned as of the date hereof:

40,909 shares of Company Common Stock

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

RONALD RENAUD 2014 IRREVOCABLE FAMILY TRUST

By	/s/ Sarah Connolly
Name: Sarah Connolly
Title: Trustee

Shares beneficially owned as of the date hereof:

409,913 shares of Company Common Stock

[Signature Page to Tender and Support Agreement]